As filed with the Securities and Exchange Commission on May 29, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22791

DoubleLine Income Solutions Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1.	Reports to Stockholders.

Semi-Annual Report March 31, 2020

DoubleLine Income Solutions Fund

NYSE: DSL

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

DoubleLine Capital LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	March 31, 2020	3

Chairman’s Letter	(Unaudited) March 31, 2020

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Income Solutions Fund (NYSE: DSL, the “Fund”) for the 6-month period ended March 31, 2020. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Income Solutions Fund

May 1, 2020

4	DoubleLine Income Solutions Fund

Financial Markets Highlights	(Unaudited) March 31, 2020

•	Emerging Markets (EM) Debt

For the 6-month period ended March 31, 2020, U.S. Dollar (USD)-denominated EM fixed income sovereign and corporate bonds indices, represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, respectively, posted significant negative returns. Spreads were broadly tighter in the fourth quarter of 2019 and January 2020, but widened significantly in late February and the first three weeks of March as global markets, including EM, felt the impact of an economic shutdown due to the governmental and market reaction to the spread of COVID-19. While all the regions across both indices posted negative returns over the period, Europe and Asia had the least negative returns in the sovereign index, while Asia and the Middle East outperformed regional peers in the corporate index, as measured by the EMBI and CEMBI. Africa was the worst performing region for both the sovereign and corporate indices. For the period, EM Investment Grade (IG) credits significantly outperformed their High Yield (HY) counterparts in both the EMBI and CEMBI.

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 6-month period ended March 31, 2020, the Bloomberg Barclays U.S. MBS Index returned 3.55%, outperforming both the Bloomberg Barclays U.S. Government/Credit Bond Index and the Bloomberg Barclays U.S. Corporate Index. Risk-free rates declined during this reporting period, with 5-year, 10-year, and 30-year U.S. Treasury (UST) yields down 116 basis points (bps), 100 bps, and 79 bps, respectively. In response to the sharp decline in economic activity arising out of the governmental and market reaction to COVID-19 toward the end of the period, the Federal Reserve (the Fed) announced and implemented a Quantitative Easing program which included purchasing Agency MBS in an effort to support smooth market functioning and effective transmission of monetary policy. The Fed’s gross Agency MBS purchases totaled $295 billion as of March 31, 2020. While purchases consisted of TBA-eligible pools, primarily current coupon production, they did not include Agency collateralized mortgage obligations (“CMOs”). Over the period, prepayments remained elevated as the 30-year mortgage rate generally decreased and reached a historical low. The 30-year mortgage rate (based on Freddie Mac U.S. 30-year Commitment Rates) decreased by 14 bps and reached a historical low value of 3.29% in March. Consistent with these factors, overall refinancing activity, as measured by the Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted, increased by over 200% and reached high levels last observed in 2009. Overall purchasing activity experienced a steep decline at the end of the period as well. The duration of the Bloomberg Barclays U.S. MBS Index over the period contracted from 2.73 to 1.67 as interest rates declined.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 6-month period ended March 31, 2020, spreads were significantly wider for Non-Agency MBS. The market was digesting potential outcomes including the probability of many homeowners struggling to make payments and potential forbearance scenarios. Net issuance reached approximately $60 billion over the period, outpacing the same period one year ago of $42 billion. Issuance largely consisted of: Non-performing loans/Re-performing loans, Prime Jumbo, Credit Risk Transfers, and Non-Qualified Mortgages. Refinancing activity remained elevated during the period. Given the material credit spread widening and general market volatility in March 2020, we believe that new issuance across the sector will be muted for the foreseeable future. We believe mortgage servicers are the focal point during this time as borrowers pursue forbearance. Servicers must advance principal and interest payments under particular circumstances but servicers may not have the capital to do so for a prolonged period of time. Any expansion in the Term Asset-Backed Securities Loan Facility (TALF) program by the Fed to include Non-Agency MBS would be a relief for this market. Any support for mortgage servicers directly would also be supportive and perhaps stymie further deleveraging from Real Estate Investment Trusts (REITs) receiving margin calls based upon this bearish premise.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 6-month period ended March 31, 2020, new issue CMBS spreads were wider alongside broader spreads in credit and equity indices and a sharp decline in interest rates, as a result of market volatility associated with the governmental and market reaction to COVID-19. New issuance of $66.9 billion in CMBS priced during the period, as compared to $41.9 billion from October 2018 through March 2019. As a result of the year end volatility experienced in December 2018, issuers generally made a concerted effort to market as many deals during the first half of the fourth quarter of 2019. Although 2020 got off to a record start with $11.9 billion pricing in January 2020, there was a material slowdown in new issuance in March. For the period, spreads on 10-year AAA last cash flows (LCFs) and BBB- bonds widened materially, especially over a span of the last two weeks. This was largely liquidity driven as fund redemptions and levered CMBS investors created a liquidity vacuum for CMBS bonds as supply flooded the secondary market with limited dealer support. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate (CRE) loans had fallen in 20 of the last 26 months as of

Semi-Annual Report	March 31, 2020	5

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2020

period end, and was at 2.07%, 44 bps lower than it was at the start of the reporting period. However, we would note that this is backwards looking and we would presume the delinquency rate will increase. The Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index returned 0.85% during the period, underperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 3.33%. The Moody’s/RCA Commercial Property Price Index (CPPI) increased by 2.95% on the national level for the period ended February 29, 2020, as compared to 3.51% over the prior reporting period.

•	U.S. High Yield (U.S. HY)

For the 6-month period ended March 31, 2020, the Bloomberg Barclays U.S. Corporate High Yield Index returned -10.40%. Intermediate-maturity bonds returned -10.40%, underperforming long maturity bonds, which returned -9.78%. Higher-rated bonds outpaced those with lower ratings, as BB-rated bonds returned -7.95%, single-B bonds returned -10.70%, and CCC-rated bonds returned -17.58%. For the period, notable outperformers by industry were Wireless, Pharmaceuticals, and Apartment REITs. Notable underperformers over the period were Oil Field Services, Independent Energy, and Retail REITs.

•	Bank Loans

For the 12-month period ended September 30, 2019, the S&P/LSTA Leveraged Loan Index For the 6-month period ended March 31, 2020, the S&P/LSTA Leveraged Loan Index returned -11.54%, with the sharp decline driven entirely by the -12.37% return in March. Consistent with the negative returns, higher quality credits outperformed lower quality credits. BB-rated loans returned -9.64%, ahead of B-rated loans (-11.89%) and CCC-rated loans (-21.78%). The weighted average bid price of the Index ended March at 82.85, down 14% from the end of September 2019. The trailing 12-month default rate, by issuer count, remains low but was up modestly from 1.58% in September 2019 to 2.02% in March 2020, as reported by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ.

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended March 31, 2020, the CLO market saw $45.67 billion in new issuance. October was the busiest month in the period, contributing $10.43 billion of the total. Although refinancing and reset activity was muted on average, it increased substantially in February. Of the 6-month period’s $31.89 billion in refinancing & reset volume, 61% came to market in February as CLO managers tried to capitalize on tight pricing levels. While spreads remained flat to slightly tighter from the start of October through February month-end, they widened significantly in March as the market reacted to broader economic concerns surrounding COVID-19. Spreads up and down the capital stack ended March at levels nearly double where they began the period, resulting in a -6.95% total return according to the J.P. Morgan CLO Total Return Level Index. Secondary trading volumes were modest, but surged in March as managers looked to source liquidity and buying opportunities given the lull in new issuance. CLO fundamentals, while mixed over the period, ended in a weakened state. Market value metrics deteriorated given the loan sell-off in mid-March, while corporate rating downgrades and distressed rates crept higher. The final week of the period saw signs of some stabilization with the intervention of the Fed as loan prices rallied and spreads tightened from recent wides.

6	DoubleLine Income Solutions Fund

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2020

For the 6-month period ended March 31, 2020, the DoubleLine Income Solutions Fund underperformed the Bloomberg Barclays Global Aggregate Bond Index return of 0.16%. By the end of the period, market risks related to the governmental and market reaction to the COVID-19 pandemic had by far the largest impact on financial markets, causing the Fed to cut interest rates 150 bps in March 2020 and launch their fourth installment of Quantitative Easing. The primary driver of underperformance over this period was asset allocation. The Index maintains a more than 50% allocation to high quality government debt while the Fund primarily invests in below investment grade debt from both EM and domestic issuers. March 2020 featured a historic flight-to-quality in financial markets, causing significant selling pressure on the various credit sectors within the Fund and sending most sector-level returns into negative territory on a 6-month basis. Agency MBS generated positive total returns due to its longer duration in a falling interest rate environment and contributed positively to performance for the period, while the other sectors detracted from performance. As of period-end, the gross leverage for the Fund, which detracted from performance, was approximately 27%.

6-Month Period Ended 3-31-20	6-Months (Not Annualized)

Net Asset Value (NAV) Return	-29.67%

Market Price Return	-29.44%

Bloomberg Barclays Global Aggregate Bond Index	0.16%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2020 and are subject to change at any time, are not guaranteed and should not be considered investment advice. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by NAV, often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments. Additional principal risks for the Fund can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting https://doublelinefunds.com/income-solutions-fund/.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Basis Point—A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Semi-Annual Report	March 31, 2020	7

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2020

Bloomberg Barclays Global Aggregate Bond Index—This index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Bloomberg Barclays U.S. Corporate Index - An index that represents the total return measure of the corporates portion of the Bloomberg Barclays U.S. Aggregate Bond Index.

Bloomberg Barclays U.S. Corporate High Yield Index—This index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The Bloomberg Barclays U.S. High Yield Long Index, including bonds with maturities of 10 years or greater, and the Bloomberg Barclays U.S. High Yield Intermediate Index, including bonds with maturities of 1 to 9.999 years, are subindices of the Bloomberg Barclays U.S. Corporate High Yield Index.

Bloomberg Barclays U.S. Government/Credit Bond Index—This index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Gross Leverage Ratio -—Total cash less total borrowings, divided by the market value of total securities.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

J.P. Morgan CLO Total Return Level Index—This index holistically captures the USD-denominated CLO market, representing over 3000 instruments at a total par value of US $236.1 billion. It allows market participants to track securitized loan market valuations.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified—This index is a market capitalization weighted index consisting of U.S-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global. There is also a high yield sub-index and investment grade sub-index which are subsets of the EMBI.

London Interbank-Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Moody’s/RCA Commercial Property Price Index (CPPI)—An Index that describes various non-residential property types for the U.S. (10 monthly series from 2000). This Index is a periodic same-property round-trip investment price change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Mortgage Bankers Association (MBA) Refinance Index Seasonally Adjusted—An index that covers all mortgage applications to refinance an existing mortgage adjusted to take into account changes in data due to seasonality. It includes conventional and government refinances.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

Yield curve—A curve in which the yield of fixed interest securities is plotted against the length of time they have to run to maturity.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Income Solutions Fund

Standardized Performance Summary	(Unaudited) March 31, 2020

DSL
DoubleLine Income Solutions Fund Returns as of March 31, 2020	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-26-13 to 3-31-20)

Total Return based on NAV	-29.67%	-29.17%	-7.43%	-1.46%	-0.16%

Total Return based on Market Price	-29.44%	-26.21%	-4.27%	1.63%	0.14%

Bloomberg Barclays Global Aggregate Bond Index	0.16%	4.20%	3.55%	2.64%	1.51%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Semi-Annual Report	March 31, 2020	9

Schedule of Investments DoubleLine Income Solutions Fund	(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 2.2%

	AASET Ltd.,
2,361,904	Series 2019-2-C	6.41%	^	10/16/2039	1,700,710

	Castlelake Aircraft Securitization Trust,
358,633	Series 2018-1-C	6.63%	^	06/15/2043	259,227
1,227,471	Series 2019-1A-C	6.90%	^	04/15/2039	877,588

	GAIA Aviation Ltd.,
4,265,971	Series 2019-1-C	7.00%	^§	12/15/2044	2,768,146

	Harley Marine Financing LLC,
4,227,627	Series 2018-1A-A2	5.68%	^	05/15/2043	3,811,925

	Horizon Aircraft Finance Ltd.,
870,849	Series 2018-1-C	6.66%	^	12/15/2038	598,128

	LendingClub Receivables Trust,
8,871,000	Series 2020-3-B	7.50%	^	01/16/2046	8,547,368

	SoFi Professional Loan Program,
50,000	Series 2018-A-R1	6.11%	^@	02/25/2042	2,979,727
14,827	Series 2018-A-R2	6.11%	^@	02/25/2042	883,608

	START Ireland,
2,171,354	Series 2019-1-C	6.41%	^	03/15/2044	1,438,822

	Start Ltd.,
3,856,000	Series 2019-2-C	6.66%	^	11/15/2044	2,478,236

	Tesla Auto Lease Trust,
2,000,000	Series 2019-A-E	5.48%	^	05/22/2023	2,000,041

	Total Asset Backed Obligations (Cost $34,616,069)				28,343,526

BANK LOANS 11.8%

	Acrisure, LLC,
901,649	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.21%		02/16/2027	806,975

	Alera Group Intermediate Holdings, Inc.,
745,768	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.99%		08/01/2025	656,276

	Aleris International, Inc.,
1,871,663	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.74%		02/27/2023	1,696,194

	Almonde, Inc.,
3,000,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD +7.25%, 1.00% Floor)	9.03%		06/16/2025	2,304,000

	American Tire Distributors, Inc.,
6,497,471	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.50%		09/02/2024	4,385,793

	Applied Systems, Inc.,
4,653,195	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.00%, 1.00% Floor)	8.20%		09/19/2025	4,287,594

	Asurion LLC,
4,330,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	7.49%		08/04/2025	4,013,369

	Auris Luxembourg III Sarl,
1,791,464	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		02/27/2026	1,374,949

	Avaya, Inc.,
5,629,629	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.95%		12/16/2024	4,855,555

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BI-LO LLC,
6,899,937	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.00% Floor)	9.74%		05/31/2024	5,671,749

	Boxer Parent Company, Inc.,
10,076	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.85%		10/02/2025	8,472

	Connect U.S. Finco LLC,
2,055,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		12/11/2026	1,656,844

	Covia Holdings Corporation,
1,827,175	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	5.39%		06/02/2025	864,829

	CSM Bakery Solutions LLC,
2,000,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.87%		07/03/2020	1,655,000
2,900,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.75%, 1.00% Floor)	9.62%		07/02/2021	2,262,000

	Cyxtera DC Holdings, Inc.,
4,995,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		05/01/2025	1,960,538

	Dynasty Acquisition Company, Inc.,
538,855	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		04/06/2026	437,146
289,707	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		04/06/2026	235,025

	EnergySolutions LLC,
1,516,900	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.20%		05/09/2025	1,334,872

	Excelitas Technologies Corporation,
1,250,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.50%, 1.00% Floor)	9.41%		11/15/2025	983,594

	Flexential Intermediate Corporation,
6,418,584	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.95%		08/01/2024	4,613,357

	Foresight Energy LLC,
869,033	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 11.00%, 2.00% Floor)	13.00%		09/10/2020	842,963
9,271,109	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.36%	Ω	03/28/2022	1,576,089

	Froneri US, Inc.,
475,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.75%)	6.74%		01/28/2028	451,250

	Gavilan Resources LLC,
4,066,129	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	6.99%		03/01/2024	487,935

	Getty Images, Inc.,
1,558,482	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.50%		02/19/2026	1,266,266

10	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Granite US Holdings Corporation,
3,960,075	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.25%)	6.32%		09/30/2026	2,871,054

	Gulf Finance LLC,
9,326,720	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.71%		08/25/2023	4,859,221

	Houston Foods, Inc.,
602,608	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.74%		07/21/2025	509,203

	Hyland Software, Inc.,
7,700,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.99%		07/07/2025	7,064,750

	Jo-Ann Stores LLC,
2,466,589	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/20/2023	965,497

	Keane Group Holdings LLC,
1,832,100	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.50%		05/26/2025	1,227,507

	Kindred Healthcare, Inc.,
4,741,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.00%		07/02/2025	4,030,488

	Klockner-Pentaplast of America, Inc.,
2,493,622	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/30/2022	1,765,634

	Kronos, Inc.,
4,500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.25%)	10.00%		11/01/2024	4,230,000

	Longview Power LLC,
5,730,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.78%	Ω	04/13/2021	1,002,750

	LSF9 Atlantis Holdings LLC,
3,187,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%		05/01/2023	2,631,680

	McDermott International, Inc.,
427,693	Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 9.00%, 1.00% Floor)	10.81%		10/23/2020	392,622
4,056,558	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	2.00%	Ω	05/12/2025	1,248,507
1,034,503	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 9.00%)	10.65%		10/22/2020	949,674

	Millennium Trust Company LLC,
3,935,263	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.99%		03/27/2026	3,338,401

	Mirion Technologies, Inc.,
1,786,500	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.07%		03/06/2026	1,607,850

	Mitchell International, Inc.,
7,206,895	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.24%		12/01/2025	5,669,412

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MLN US HoldCo LLC,
1,723,585	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%		11/28/2025	1,232,364
2,920,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.75%)	9.74%		11/30/2026	1,766,600

	Monitronics International, Inc.,
3,013,229	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.50%)	7.75%		03/29/2024	2,067,829

	NEP Group, Inc.,
905,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	8.60%		10/19/2026	463,813

	Pearl Intermediate Parent LLC,
3,845,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%)	7.24%		02/13/2026	3,210,575

	Pelican Products, Inc.,
640,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%)	9.50%		05/01/2026	504,534

	Polar US Borrower LLC,
574,200	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.74%		10/15/2025	506,732

	PowerTeam Services LLC,
2,000,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	8.70%		03/06/2026	1,590,000

	Prairie ECI Acquiror LP,
2,266,724	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	6.20%		03/11/2026	1,206,464

	RentPath, Inc.,
3,778,819	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	7.00%	Ω	12/17/2021	2,895,048
656,190	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.00%		08/31/2020	626,662

	Restaurant Technologies, Inc.,
2,395,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	8.10%		10/01/2026	2,023,775

	Solenis International LP,
2,799,355	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.61%		06/26/2025	2,258,156
2,315,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	10.11%		06/26/2026	1,608,925

	Sotera Health Holdings LLC,
1,680,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		12/11/2026	1,484,179

	Sound Inpatient Physicians, Inc.,
3,771,145	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	7.74%		06/26/2026	3,337,463

	Southern Graphics, Inc.,
3,125,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.50%)	9.10%		11/22/2023	332,031

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	11

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Summit Midstream Partners Holdings LLC,
2,314,238	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%	05/13/2022	971,980

	Syncreon Group Holdings B.V.,
871,827	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.07%	10/01/2024	754,130
1,555,608	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.45%	04/01/2025	1,050,035

	The Edelman Financial Center LLC,
2,227,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.18%	07/21/2025	1,918,434
900,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	7.68%	07/20/2026	693,900

	TIBCO Software Inc,
1,890,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.66%	03/03/2028	1,804,950

	TKC Holdings, Inc.,
3,819,235	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.00% Floor)	9.00%	02/01/2024	2,959,907

	Travel Leaders Group LLC,
1,172,150	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.96%	01/25/2024	900,604

	Travelport Finance SARL,
5,337,150	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	6.07%	05/29/2026	3,501,170

	United Natural Foods, Inc.,
980,050	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.24%	10/22/2025	848,969

	Vantage Specialty Chemicals, Inc.,
4,000,000	Senior Secured Second Lien Term Loan (2 Month LIBOR USD + 8.25%, 1.00% Floor)	9.86%	10/27/2025	2,702,500

	WASH Multifamily Laundry Systems LLC,
289,141	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	8.60%	05/15/2023	229,867
1,650,859	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	8.60%	05/15/2023	1,312,433

	WaterBridge Midstream Operating LLC,
2,985,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%)	6.75%	06/22/2026	1,731,300

	Web.Com Group, Inc.,
4,350,606	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%)	8.95%	10/09/2026	3,364,454

	WeddingWire, Inc.,
1,377,563	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.95%	12/19/2025	1,205,367
2,725,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.25%)	9.70%	12/21/2026	2,520,625

	Wink Holdco, Inc.,
3,197,534	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	8.21%	12/01/2025	2,701,916

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Zelis Cost Management Buyer, Inc.,
1,380,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.74%		09/30/2026	1,283,400

	Total Bank Loans (Cost $218,168,481)				154,623,975

COLLATERALIZED LOAN OBLIGATIONS 11.5%

	Adams Mill Ltd.,
2,000,000	Series 2014-1A-D2 (3 Month LIBOR USD + 4.25%)	6.08%	^	07/15/2026	1,852,623
6,000,000	Series 2014-1A-E2 (3 Month LIBOR USD + 6.25%)	8.08%	^	07/15/2026	4,613,322

	Apidos Ltd.,
2,000,000	Series 2015-21A-ER (3 Month LIBOR USD + 8.25%, 8.25% Floor)	10.07%	^	07/18/2027	1,213,297
3,000,000	Series 2016-24A-DR (3 Month LIBOR USD + 5.80%)	7.62%	^	10/20/2030	1,893,135

	Atrium XV,
2,500,000	Series 15A-E (3 Month LIBOR USD + 5.85%, 5.85% Floor)	7.66%	^	01/23/2031	1,561,060

	Babson Ltd.,
2,250,000	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	8.27%	^	10/20/2030	1,521,898

	Barings Ltd.,
1,500,000	Series 2018-4A-E (3 Month LIBOR USD + 5.82%, 5.82% Floor)	7.65%	^	10/15/2030	945,530
5,000,000	Series 2019-2A-D (3 Month LIBOR USD + 6.69%, 6.69% Floor)	8.52%	^	04/15/2031	3,295,416

	BlueMountain Ltd.,
2,500,000	Series 2015-2A-F (3 Month LIBOR USD + 6.80%, 6.80% Floor)	8.62%	^	07/18/2027	1,262,528

	Buttermilk Park Ltd.,
6,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.58%	^	10/15/2031	4,063,532

	Canyon Capital Ltd.,
8,050,000	Series 2015-1A-ER (3 Month LIBOR USD + 6.85%)	8.68%	^	04/15/2029	5,257,973
2,500,000	Series 2016-1A-ER (3 Month LIBOR USD + 5.75%)	7.58%	^	07/15/2031	1,509,951
6,650,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	8.08%	^	07/15/2030	3,989,163
2,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.58%	^	07/15/2031	1,495,213

	Carlyle Global Market Strategies Ltd.,
2,000,000	Series 2013-3A-DR (3 Month LIBOR USD + 5.50%)	7.33%	^	10/15/2030	1,219,473
3,000,000	Series 2019-1A-D (3 Month LIBOR USD + 6.70%, 6.70% Floor)	8.52%	^	04/20/2031	1,824,467

	Chenango Park Ltd.,
1,500,000	Series 2018-1A-D (3 Month LIBOR USD + 5.80%, 5.80% Floor)	7.63%	^	04/15/2030	944,780

	Dryden Ltd.,
2,500,000	Series 2018-55A-F (3 Month LIBOR USD + 7.20%)	9.03%	^	04/15/2031	1,211,508
3,250,000	Series 2019-68A-E (3 Month LIBOR USD + 6.75%)	8.58%	^	07/15/2032	2,111,249

12	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Dryden Senior Loan Fund
3,000,000	Series 2015-37A-ER (3 Month LIBOR USD + 5.15%, 5.15% Floor)	6.98%	^	01/15/2031	1,747,722

	Galaxy Ltd.,
1,250,000	Series 2017-24A-E (3 Month LIBOR USD + 5.50%)	7.33%	^	01/15/2031	719,037

	Halcyon Loan Advisors Funding Ltd.,
1,000,000	Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	6.80%	^Þ	04/28/2025	721,618
1,062,186	Series 2014-2A-E (3 Month LIBOR USD + 5.75%)	7.55%	^Þ	04/28/2025	407,170

	HPS Loan Management Ltd.,
1,000,000	Series 15A-19-E (3 Month LIBOR USD + 6.60%, 6.60% Floor)	8.40%	^	07/22/2032	624,619

	LCM LP,
3,500,000	Series 14A-FR (3 Month LIBOR USD + 7.61%)	9.43%	^Þ	07/20/2031	1,608,934
5,000,000	Series 17A-ER (3 Month LIBOR USD + 6.00%, 6.00% Floor)	7.83%	^	10/15/2031	2,934,247
7,000,000	Series 19A-E1 (3 Month LIBOR USD + 6.45%, 6.45% Floor)	8.28%	^	07/15/2027	4,974,229

	LCM Ltd.,
6,500,000	Series 26A-E (3 Month LIBOR USD + 5.30%, 5.30% Floor)	7.12%	^	01/20/2031	3,798,068
2,000,000	Series 28A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.57%	^	10/20/2030	1,177,899

	Madison Park Funding Ltd.,
11,000,000	Series 2014-14A-ER (3 Month LIBOR USD + 5.80%, 5.80% Floor)	7.60%	^	10/22/2030	6,682,581
7,100,000	Series 2015-18A-ER (3 Month LIBOR USD + 6.35%)	8.17%	^	10/21/2030	4,802,137
3,000,000	Series 2017-25A-D (3 Month LIBOR USD + 6.10%)	7.89%	^	04/25/2029	1,916,160
2,000,000	Series 2019-34A-E (3 Month LIBOR USD + 6.75%, 6.75% Floor)	8.54%	^	04/25/2031	1,351,326
2,000,000	Series 2019-37A-E (3 Month LIBOR USD + 6.55%)	8.38%	^	07/15/2032	1,322,253

	Magnetite Ltd.,
10,000,000	Series 2012-7A-DR2 (3 Month LIBOR USD + 4.50%)	6.33%	^	01/15/2028	5,778,981
7,500,000	Series 2015-16A-ER (3 Month LIBOR USD + 5.00%)	6.82%	^	01/18/2028	5,167,583
3,250,000	Series 2019-22A-E (3 Month LIBOR USD + 6.75%, 6.75% Floor)	8.58%	^	04/15/2031	2,163,325

	Neuberger Berman Loan Advisers Ltd.,
2,000,000	Series 2017-16SA-E (3 Month LIBOR USD + 5.40%)	7.23%	^	01/15/2028	1,435,911
1,000,000	Series 2019-31A-E (3 Month LIBOR USD + 6.75%, 6.75% Floor)	8.57%	^	04/20/2031	653,798
1,750,000	Series 2019-32A-E (3 Month LIBOR USD + 6.70%, 6.70% Floor)	8.52%	^	01/19/2032	1,153,018
2,250,000	Series 2019-33A-E (3 Month LIBOR USD + 6.80%)	8.94%	^	10/16/2032	1,490,765

	Newark BSL Ltd.,
2,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.30%)	8.09%	^	07/25/2030	1,412,139

	Niagara Park Ltd.,
3,675,000	Series 2019-1A-E (3 Month LIBOR USD + 6.45%, 6.45% Floor)	8.29%	^	07/17/2032	2,409,178

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Octagon Investment Partners Ltd.,
5,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	8.98%	^	07/15/2029	3,424,651
8,250,000	Series 2013-1A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.59%	^	07/17/2030	5,030,103
5,460,000	Series 2013-1A-ER (3 Month LIBOR USD + 7.00%)	8.82%	^	07/19/2030	3,684,802
2,500,000	Series 2014-1A-DRR (3 Month LIBOR USD + 7.00%, 7.00% Floor)	8.70%	^	02/14/2031	1,726,790
3,000,000	Series 2016-1A-ER (3 Month LIBOR USD + 7.25%)	9.05%	^	01/24/2033	2,038,711
2,000,000	Series 2016-1A-FR (3 Month LIBOR USD + 8.09%, 8.09% Floor)	9.92%	^	07/15/2030	972,859
4,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	8.02%	^	03/17/2030	2,524,018
3,000,000	Series 2019-1A-E (3 Month LIBOR USD + 6.60%, 6.60% Floor)	8.57%	^	10/25/2032	1,971,963
1,000,000	Series 2019-1A-E (3 Month LIBOR USD + 7.69%, 7.69% Floor)	9.52%	^	10/15/2032	678,669
1,000,000	Series 2019-4A-E (3 Month LIBOR USD + 6.80%, 6.80% Floor)	8.51%	^	05/12/2031	647,942

	Stewart Park Ltd.,
7,500,000	Series 2015-1A-ER (3 Month LIBOR USD + 5.28%, 5.28% Floor)	7.11%	^	01/15/2030	4,607,187

	Venture Ltd.,
7,200,000	Series 2016-24A-E (3 Month LIBOR USD + 6.72%)	8.54%	^	10/20/2028	4,527,567
5,000,000	Series 2017-26A-E (3 Month LIBOR USD + 6.80%)	8.62%	^	01/20/2029	3,104,404
4,000,000	Series 2017-27A-E (3 Month LIBOR USD + 6.35%)	8.17%	^	07/20/2030	2,449,918

	Voya Ltd.,
4,050,000	Series 2016-4A-E2 (3 Month LIBOR USD + 6.65%)	8.47%	^	07/20/2029	2,740,821
1,500,000	Series 2017-1A-D (3 Month LIBOR USD + 6.10%)	7.94%	^	04/17/2030	943,037
1,000,000	Series 2018-2A-E (3 Month LIBOR USD + 5.25%, 5.25% Floor)	7.08%	^	07/15/2031	607,583
1,000,000	Series 2018-2A-F (3 Month LIBOR USD + 7.29%, 7.29% Floor)	9.12%	^	07/15/2031	490,996

	Wind River Ltd.,
2,000,000	Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	8.57%	^	10/18/2030	1,265,353
3,500,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.58%	^	01/15/2031	2,019,422
2,000,000	Series 2014-3A-ER2 (3 Month LIBOR USD + 6.22%, 6.22% Floor)	8.02%	^	10/22/2031	1,134,502
5,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.42%)	8.24%	^	04/18/2029	3,093,084
3,000,000	Series 2017-3A-E (3 Month LIBOR USD + 6.40%)	8.23%	^	10/15/2030	1,871,366
1,000,000	Series 2018-1A-E (3 Month LIBOR USD + 5.50%)	7.33%	^	07/15/2030	574,499
1,000,000	Series 2018-2A-E (3 Month LIBOR USD + 5.75%)	7.58%	^	07/15/2030	579,079

	Total Collateralized Loan Obligations (Cost $237,671,532)				150,948,142

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	13

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 60.4%
24,000,000	AES Andres B.V.	7.95%	^	05/11/2026	22,476,000
5,500,000	AES Argentina Generacion S.A.	7.75%	^	02/02/2024	3,147,375
29,500,000	AES Argentina Generacion S.A.	7.75%		02/02/2024	16,881,375
4,600,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^z	03/26/2079	3,625,384
1,000,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	788,127
2,200,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 1.11%)	7.75%	†	05/25/2025	1,721,563
12,330,000	AJE Corporation B.V.	6.50%		05/14/2022	9,798,478
14,600,000	Alpha Holdings S.A.	10.00%		12/19/2022	10,197,312
400,000	Alpha Holdings S.A.	10.00%	^	12/19/2022	279,378
12,950,000	Alpha Holdings S.A.	9.00%	^z	02/10/2025	9,032,625
4,382,784	Autopistas del Sol S.A.	7.38%	^	12/30/2030	4,025,773
27,500,000	Avianca Holdings S.A.	9.00%	^	05/10/2023	5,706,525
20,200,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^z	02/15/2029	17,372,000
26,069,000	Banco de Galicia y Buenos Aires S.A. (5 Year CMT Rate + 7.16%)	8.25%		07/19/2026	18,339,802
18,550,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	11,315,686
15,000,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	^	11/04/2026	9,150,150
32,000,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	†z	01/10/2028	24,570,400
10,000,000	Bantrab Senior Trust	9.00%	^	11/14/2020	9,800,000
1,000,000	Bantrab Senior Trust	9.00%		11/14/2020	980,000
16,850,000	Braskem Idesa SAPI	7.45%	^z	11/15/2029	11,950,694
6,000,000	C&W Senior Financing DAC	7.50%	^z	10/15/2026	5,538,195
5,026,000	C10 Capital SPV Ltd. (3 Month LIBOR USD + 4.71%)	6.16%	†	06/30/2020	3,983,105
10,350,000	C5 Capital Ltd. (3 Month LIBOR USD + 4.28%)	5.73%	†	06/30/2020	8,202,375
1,958,000	Calfrac Holdings LP	10.88%	^	03/15/2026	587,400
3,690,000	Calfrac Holdings LP	8.50%	^	06/15/2026	313,650
3,700,000	Camposol S.A.	6.00%	^	02/03/2027	2,946,125
22,136,000	Capex S.A.	6.88%		05/15/2024	14,803,561
3,340,000	Capex S.A.	6.88%	^	05/15/2024	2,233,642
18,230,000	CFG Investment S.A.C.	0.10%	Ω	07/30/2019	15,495,500
3,500,000	Cia General de Combustibles S.A.	9.50%	^	11/07/2021	2,480,450
21,500,000	Cia General de Combustibles S.A.	9.50%		11/07/2021	15,237,050
2,800,000	Connect Finco LLC	6.75%	^	10/01/2026	2,324,000
24,000,000	Cosan Overseas Ltd.	8.25%	†	05/05/2020	21,643,560
9,400,000	Credito Real S.A.B. de C.V. (10 Year CMT Rate + 7.03%)	9.13%	^†	11/29/2022	7,240,961
26,961,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	†	11/29/2022	20,768,463
12,550,000	Credivalores-Crediservicios SAS	8.88%	^	02/07/2025	9,468,975
40,000,000	CSN Islands Corporation	7.00%	†z	06/23/2020	24,012,200
43,900,000	Digicel Group Ltd.	8.25%	^	09/30/2022	7,682,500
10,143,205	Digicel Group Ltd. (7.13% Cash + 2.00% PIK)	9.13%	^	04/01/2024	1,099,726
6,600,000	Docuformas SAPI de C.V.	10.25%		07/24/2024	4,545,783
19,000,000	Docuformas SAPI de C.V.	10.25%	^	07/24/2024	13,086,345
4,000,000	Eldorado International Finance GMBH	8.63%		06/16/2021	3,459,840
16,080,000	Eldorado International Finance GMBH	8.63%	^	06/16/2021	13,908,557
16,644,000	Empresa Electrica Guacolda S.A.	4.56%	[z]	04/30/2025	11,826,977
20,000,000	Financiera Independencia S.A.B. de C.V. SOFOM ENR	8.00%	^	07/19/2024	12,225,100

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
13,447,000	GW Honos Security Corporation	8.75%	^	05/15/2025	12,471,689
3,660,000	GFL Environmental, Inc.	8.50%	^z	05/01/2027	3,697,515
10,000,000	Gilex Holding Sarl	8.50%	^	05/02/2023	8,592,450
5,000,000	Gilex Holding Sarl	8.50%	[z]	05/02/2023	4,296,225
5,346,000	Gol Finance, Inc.	8.75%	†	07/05/2020	2,086,624
5,000,000	Gran Tierra Energy International Holdings Ltd.	6.25%	[z]	02/15/2025	1,293,750
21,000,000	Gran Tierra Energy, Inc.	7.75%	^z	05/23/2027	5,486,250
9,000,000	Gran Tierra Energy, Inc.	7.75%		05/23/2027	2,351,250
9,700,000	Grupo Idesa S.A. de C.V.	7.88%	[z]	12/18/2020	4,469,275
13,700,000	Grupo Idesa S.A. de C.V.	7.88%	^z	12/18/2020	6,312,275
1,000,000	Grupo Posadas S.A.B. de C.V.	7.88%	[z]	06/30/2022	430,000
12,650,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	5,439,500
19,511,000	Instituto Costarricense de Electricidad	6.38%	[z]	05/15/2043	12,389,680
15,000,000	Instituto Costarricense de Electricidad	6.38%	^z	05/15/2043	9,525,150
3,300,000	Intelsat Jackson Holdings S.A.	8.50%	^z	10/15/2024	2,098,651
7,715,000	Intelsat Jackson Holdings S.A.	9.75%	^z	07/15/2025	4,870,132
5,925,566	Invepar Holdings	0.00%	ΩÞ	12/30/2028	253,389
18,000,000	JSL Europe S.A.	7.75%	[z]	07/26/2024	13,095,810
19,555,000	Kronos Acquisition Holdings, Inc.	9.00%	^z	08/15/2023	16,206,108
13,800,000	Medco Bell Pte Ltd.	6.38%	^z	01/30/2027	8,176,417
4,200,000	Medco Oak Tree Pte Ltd.	7.38%		05/14/2026	2,671,552
9,500,000	Metinvest B.V.	7.75%	^	10/17/2029	6,412,500
25,000,000	Oi S.A. (6.00% Cash + 4.00% PIK)	10.00%		07/27/2025	17,281,125
17,335,000	Operadora de Servicios Mega S.A.	8.25%	^	02/11/2025	11,939,481
13,600,000	Pampa Energia S.A.	7.50%		01/24/2027	9,175,437
10,000,000	Pampa Energia S.A.	7.50%	^	01/24/2027	6,746,645
11,000,000	Pampa Energia S.A.	9.13%		04/15/2029	7,409,078
5,000,000	Pampa Energia S.A.	9.13%	^	04/15/2029	3,367,762
570,000	Pesquera Exalmar S.A.A.	8.00%		01/25/2025	579,726
4,800,000	Petra Diamonds PLC	7.25%	^	05/01/2022	1,128,000
11,000,000	Rio Energy S.A.	6.88%		02/01/2025	4,290,110
9,000,000	Rio Energy S.A.	6.88%	^	02/01/2025	3,510,090
11,441,000	RKP Overseas Finance Ltd.	7.95%	†	02/17/2022	9,953,423
8,810,000	RKPF Overseas Ltd., (5 Year CMT Rate + 6.00%)	7.75%	†	11/18/2024	8,237,403
21,119,000	Sappi Papier Holding GMBH	7.50%	^	06/15/2032	18,131,559
7,500,000	Sappi Papier Holding GMBH	7.50%		06/15/2032	6,439,069
2,195,000	Starfruit Finco B.V.	8.00%	^z	10/01/2026	2,100,011
23,467,953	Stoneway Capital Corporation	0.01%	Ω	03/01/2027	3,520,428
4,281,000	Syngenta Finance N.V.	4.38%	[z]	03/28/2042	3,219,519
9,000,000	Tecnoglass, Inc.	8.20%		01/31/2022	7,635,384
13,644,000	Tervita Escrow Corporation	7.63%	^z	12/01/2021	9,642,897
10,000,000	Teva Pharmaceutical Finance LLC	6.15%	[z]	02/01/2036	8,922,000
740,000	Trivium Packaging Finance BV	8.50%	^z	08/15/2027	747,807
6,500,000	Unifin Financiera S.A.B. de C.V.	8.38%	[z]	01/27/2028	4,002,375
11,000,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	^†	01/29/2025	6,704,720
24,000,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	†	01/29/2025	14,628,480
29,000,000	Unigel Luxembourg S.A.	8.75%	^	10/01/2026	17,545,000
13,000,000	Vedanta Resources Finance PLC	9.25%	^z	04/23/2026	5,525,000
20,000,000	Vedanta Resources Finance PLC	9.25%	[z]	04/23/2026	8,500,000
7,000,000	Vedanta Resources Ltd.	6.13%	[z]	08/09/2024	2,654,837
5,200,000	Walnut Bidco PLC	9.13%		08/01/2024	4,134,000

14	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,000,000	YPF Energia Electrica S.A.	10.00%	^	07/25/2026	6,296,175
8,300,000	YPF S.A.	8.50%		07/28/2025	4,355,384
850,000	YPF S.A.	8.50%	^	06/27/2029	449,261
5,000,000	YPF S.A.	8.50%		06/27/2029	2,642,713
20,807,000	YPF S.A.	7.00%		12/15/2047	10,825,986
13,150,000	Yuzhou Properties Company Ltd.	8.30%		05/27/2025	10,976,092

	Total Foreign Corporate Bonds (Cost $1,218,105,918)				792,115,856

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.2%
10,000,000	Ecuador Government International Bond	9.50%	^	03/27/2030	3,000,000

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $10,372,155)				3,000,000

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 16.0%

	Atrium Hotel Portfolio Trust,
10,000,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	4.10%	^	06/15/2035	7,555,620

	BX Trust,
350,000	Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	3.62%	^	05/15/2035	266,754

	Carbon Capital Commercial Mortgage Trust,
15,292,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.55%	^	10/15/2035	13,251,277

	CF Trust,
871,000	Series 2019-MF1-F (1 Month LIBOR USD + 2.95%, 2.95% Floor)	3.95%	^	08/21/2032	689,816

	Citigroup Commercial Mortgage Trust,
30,524,109	Series 2014-GC25-XG	1.23%	#^ I/O	10/10/2047	1,271,460
4,484,000	Series 2015-GC27-D	4.42%	#^	02/10/2048	3,756,548

	Commercial Mortgage Pass-Through Certificates,
3,929,315	Series 2014-UBS4-F	3.75%	^Þ	08/10/2047	1,001,575
7,036,812	Series 2014-UBS4-G	3.75%	^Þ	08/10/2047	587,067
14,000	Series 2014-UBS4-V	0.00%	#^Þ	08/10/2047	1
6,400,000	Series 2015-CR26-E	3.25%	^Þ	10/10/2048	3,384,403
18,438,000	Series 2015-CR26-XD	1.23%	#^ I/O	10/10/2048	1,083,651

	Great Wolf Trust,
40,000,000	Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.84%	^	12/15/2036	27,157,136

	GS Mortgage Securities Corporation,
12,730,000	Series 2014-GC20-E	4.47%	#^Þ	04/10/2047	6,339,884
65,010,362	Series 2014-GC20-XD	1.29%	#^ I/O	04/10/2047	2,898,090

	Hawaii Hotel Trust,
10,000,000	Series 2019-MAUI-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.45%	^	05/15/2038	7,154,502

	Hilton USA Trust,
5,000,000	Series 2016-SFP-E	5.52%	^	11/05/2035	4,563,397
5,590,000	Series 2018-ORL-F (1 Month LIBOR USD + 3.65%, 3.65% Floor)	4.35%	^	12/15/2034	4,231,138

	HPLY Trust,
17,305,790	Series 2019-HIT-G (1 Month LIBOR USD + 3.90%, 3.90% Floor)	4.60%	^	11/15/2036	8,385,468

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JPMBB Commercial Mortgage Securities Trust,
57,259,829	Series 2013-C14-XC	1.10%	#^ I/O	08/15/2046	1,867,555
14,113,175	Series 2014-C19-E	4.00%	#^Þ	04/15/2047	10,053,974
7,840,900	Series 2014-C19-F	3.75%	#^Þ	04/15/2047	4,000,223
21,329,253	Series 2014-C19-NR	3.75%	#^Þ	04/15/2047	3,511,254
47,829,582	Series 2014-C21-XD	0.76%	#^ I/O	08/15/2047	1,450,987
12,020,000	Series 2015-C27-E	2.81%	#^Þ	02/15/2048	7,802,325
24,531,000	Series 2015-C27-XE	1.50%	#^ I/O	02/15/2048	1,543,922
2,600,000	Series 2019-MFP-F (1 Month LIBOR USD + 3.10%, 3.00% Floor)	3.70%	^	07/15/2036	1,611,258

	MBRT,
21,581,000	Series 2019-MBR-G (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.60%	^	11/15/2036	13,710,086

	Morgan Stanley Capital Trust,
8,000,000	Series 2007-IQ15-C	6.13%	#^	06/11/2049	8,203,055
11,453,000	Series 2017-ASHF-G (1 Month LIBOR USD + 6.90%, 6.90% Floor)	7.60%	^	11/15/2034	6,105,297
3,357,000	Series 2019-PLND-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.50%	^	05/15/2036	2,699,941
13,000,000	Series 2019-PLND-G (1 Month LIBOR USD + 3.65%, 3.65% Floor)	4.35%	^	05/15/2036	10,411,662

	UBS Commercial Mortgage Trust,
5,000,000	Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	5.54%	^	02/15/2032	3,902,030

	Wells Fargo Commercial Mortgage Trust,
4,870,000	Series 2014-LC16-E	3.25%	^Þ	08/15/2050	2,148,152
4,870,000	Series 2014-LC16-XC	1.55%	#^ I/O	08/15/2050	281,085
12,175,683	Series 2014-LC16-XD	1.55%	#^ I/O	08/15/2050	668,536
18,361,980	Series 2015-C29-E	4.22%	#^Þ	06/15/2048	10,387,739
9,180,600	Series 2015-C29-F	4.22%	#^Þ	06/15/2048	4,722,244
39,018,814	Series 2015-C29-G	4.22%	#^Þ	06/15/2048	8,873,971

	WF-RBS Commercial Mortgage Trust,
11,973,000	Series 2014-LC14-E	3.50%	#^Þ	03/15/2047	7,742,879
83,569,364	Series 2014-LC14-XC	1.62%	#^ I/O	03/15/2047	5,063,769

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $293,126,595)				210,339,731

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 4.3%

	CIM Trust,
30,000,000	Series 2016-1RR-B2	6.96%	#^Þ	07/26/2055	27,474,684
15,000,000	Series 2016-2RR-B2	7.57%	#^Þ	02/25/2056	13,884,148
15,000,000	Series 2016-3RR-B2	7.97%	#^Þ	02/27/2056	13,797,906

	Wachovia Mortgage Loan Trust,
1,725,551	Series 2007-A-4A1	4.20%	#	03/20/2037	1,345,095

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $54,962,706)				56,501,833

US CORPORATE BONDS 25.9%
1,645,000	Acrisure LLC	8.13%	^z	02/15/2024	1,611,565
3,770,000	Allied Universal Holding Company	9.75%	^z	07/15/2027	3,579,116
15,310,000	AMC Merger, Inc.	8.00%	^	05/15/2025	8,937,136
1,695,000	Arconic Corporation	6.13%	^z	02/15/2028	1,745,850
10,988,000	Argos Merger Sub, Inc.	7.13%	^z	03/15/2023	10,433,106
11,036,000	AssuredPartners, Inc.	7.00%	^z	08/15/2025	10,014,839
3,315,000	Avantor, Inc.	9.00%	^z	10/01/2025	3,510,436
11,565,000	BCD Acquisition, Inc.	9.63%	^	09/15/2023	9,656,428
7,750,000	Bruin E&P Partners LLC	0.01%	^	08/01/2023	658,750

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	15

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,000,000	Castle US Holding Corporation	9.50%	^	02/15/2028	6,689,375
14,080,000	CB Escrow Corporation	8.00%	^	10/15/2025	14,555,130
13,450,000	Cengage Learning, Inc.	9.50%	^z	06/15/2024	10,070,620
3,815,000	Constellation Merger Sub, Inc.	8.50%	^z	09/15/2025	2,322,362
10,160,000	CSI Compressco LP	7.50%	^z	04/01/2025	6,896,151
4,130,000	Dealer Tire LLC	8.00%	^z	02/01/2028	3,334,975
3,975,000	EES Finance Corporation	8.13%	[z]	05/01/2025	2,643,375
15,745,000	Embarq Corporation	8.00%	[z]	06/01/2036	15,671,392
1,550,000	Envision Healthcare Corporation	8.75%	^	10/15/2026	389,116
3,710,000	EP Energy LLC	0.08%	^Ω	05/15/2026	537,950
7,660,000	Flex Acquisition Company, Inc.	6.88%	^z	01/15/2025	7,219,320
1,255,000	Flex Acquisition Company, Inc.	7.88%	^z	07/15/2026	1,164,681
20,000,000	Flexential Intermediate Corporation	11.25%	^z	08/01/2024	18,350,000
9,200,000	Foresight Energy LLC	0.12%	^Ω	04/01/2023	34,500
1,710,000	Front Range BidCo, Inc.	6.13%	^	03/01/2028	1,634,119
2,815,000	Frontier Communications Corporation	8.00%	^	04/01/2027	2,792,001
4,620,000	Gates Global LLC	6.25%	^z	01/15/2026	4,114,133
13,540,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^z	11/30/2024	13,933,269
10,000,000	GTT Communications, Inc.	7.88%	^z	12/31/2024	6,525,000
6,405,000	Hexion, Inc.	7.88%	^z	07/15/2027	5,492,768
5,759,000	Hillman Group, Inc.	6.38%	^z	07/15/2022	4,519,007
3,615,000	Matterhorn Merger Sub LLC	8.50%	^	06/01/2026	2,890,787
5,425,000	Moss Creek Resources Holdings, Inc.	7.50%	^	01/15/2026	1,619,593
2,000,000	MPH Acquisition Holdings LLC	7.13%	^z	06/01/2024	1,755,060
1,295,000	NGL Energy Partners LP	7.50%		04/15/2026	462,467
7,804,000	OPE KAG Finance Sub, Inc.	7.88%	^z	07/31/2023	6,618,728
5,820,000	Ortho-Clinical Diagnostics Inc.	7.25%	^z	02/01/2028	5,048,268
6,440,000	Panther BF Aggregator LP	8.50%	^z	05/15/2027	5,653,998
7,455,000	Par Petroleum Finance Corporation	7.75%	^	12/15/2025	4,743,206
6,225,000	Peabody Securities Finance Corporation	6.00%	^z	03/31/2022	4,279,688
6,800,000	PetSmart, Inc.	8.88%	^z	06/01/2025	6,205,000
13,919,000	Polaris Intermediate Corporation	8.50%	^	12/01/2022	10,891,346
13,765,000	Polaris Intermediate Corporation (0.63% Cash + 9.25% PIK)	9.88%	^z	05/01/2024	10,960,450
1,000,000	Presidio Holdings, Inc.	8.25%	^z	02/01/2028	888,750
13,528,000	Pyxus International, Inc.	8.50%	^z	04/15/2021	12,175,200
4,140,000	Radiate Finance, Inc.	6.63%	^z	02/15/2025	3,555,204
9,880,000	Radiology Partners, Inc.	9.25%	^z	02/01/2028	8,627,703
12,280,000	Riverbed Technology, Inc.	8.88%	^z	03/01/2023	7,859,200
9,970,000	Solera Finance, Inc.	10.50%	^z	03/01/2024	9,832,962
10,296,000	SunCoke Energy Partners Finance Corporation	7.50%	^z	06/15/2025	7,490,031
835,000	Sysco Corporation	6.60%		04/01/2050	910,391
12,833,000	Tapstone Energy Finance Corporation	0.01%	^Ω	06/01/2022	147,580
8,145,000	Team Health Holdings, Inc.	6.38%	^z	02/01/2025	2,921,978
5,195,000	Tenet Healthcare Corporation	8.13%	[z]	04/01/2022	4,937,016
3,000,000	Trident TPI Holdings, Inc.	9.25%	^z	08/01/2024	2,516,235
7,709,000	Trident TPI Holdings, Inc.	6.63%	^z	11/01/2025	6,253,965
1,285,000	Triumph Group, Inc.	6.25%	^z	09/15/2024	1,153,371
10,280,000	Triumph Group, Inc.	7.75%	[z]	08/15/2025	7,388,699

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,375,000	Uber Technologies, Inc.	8.00%	^z	11/01/2026	8,316,647
5,525,000	Uber Technologies, Inc.	7.50%	^z	09/15/2027	5,496,132
2,585,000	Valeant Pharmaceuticals International, Inc.	8.50%	^z	01/31/2027	2,715,672
7,675,000	Vine Oil & Gas Finance Corporation	8.75%	^	04/15/2023	1,880,375
706,000	Weatherford International Ltd.	11.00%	^	12/01/2024	431,013
5,500,000	Wolverine Escrow LLC	9.00%	^z	11/15/2026	4,499,028

	Total US Corporate Bonds (Cost $445,723,065)				340,162,213

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 0.9%

	Federal Home Loan Mortgage Corporation,
8,737,066	Series 3631-SJ (-1 x 1 Month LIBOR USD + 6.24%, 6.24% Cap)	5.54%	I/F I/O	02/15/2040	1,825,801
5,447,215	Series 3770-SP (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	5.80%	I/F I/O	11/15/2040	609,052
22,510,998	Series 3980-SX (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	5.80%	I/F I/O	01/15/2042	4,764,498

	Federal National Mortgage Association,
4,378,074	Series 2006-83-SH (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	5.61%	I/F I/O	09/25/2036	932,341
17,073,947	Series 2010-123-SK (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.10%	I/F I/O	11/25/2040	3,278,036

	Total US Government and Agency Mortgage Backed Obligations (Cost $11,364,563)				11,409,728

COMMON STOCKS 0.7%
51,725	ATD Holdings, Inc.*Þ				905,188
339,999	Frontera Energy Corporation[z]				839,798
468,716	Hexion Holdings Corporation*				4,452,802
333,957	Legacy Backstop*Þ				2,328,282
26,458	Legacy Notes*Þ				184,460
15,343	McDermott International, Inc.*Þ				0
62,554	Syncreon Group B.V.*Þ				375,321
97,836	Weatherford International PLC*[z]				582,124

	Total Common Stocks (Cost $66,697,988)				9,667,975

WARRANTS 0.0%
4,944,181	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00*Þ				1

	Total Warrants (Cost $1)				1

SHORT TERM INVESTMENTS 6.1%
26,501,505	BlackRock Liquidity Funds FedFund - Institutional Shares	0.33%	♦		26,501,505
26,498,560	Fidelity Institutional Money Market Government Portfolio - Class I	0.31%	♦		26,498,560

16	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2020

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
26,501,849	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.26%	♦		26,501,849

	Total Short Term Investments (Cost $79,501,914)				79,501,914

	Total Investments 140.0% (Cost $2,670,310,987)‡				1,836,614,894
	Liabilities in Excess of Other Assets (40.0)%				(525,019,573)

	NET ASSETS 100.0%				$1,311,595,321

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	60.4%
US Corporate Bonds	25.9%
Non-Agency Commercial Mortgage Backed Obligations	16.0%
Bank Loans	11.8%
Collateralized Loan Obligations	11.5%
Short Term Investments	6.1%
Non-Agency Residential Collateralized Mortgage Obligations	4.3%
Asset Backed Obligations	2.2%
US Government and Agency Mortgage Backed Obligations	0.9%
Common Stocks	0.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.2%
Warrants	0.0%	~
Other Assets and Liabilities	(40.0)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	16.0%
Collateralized Loan Obligations	11.5%
Utilities	11.0%
Finance	10.7%
Energy	7.2%
Banking	7.0%
Telecommunications	6.4%
Short Term Investments	6.1%
Healthcare	4.9%
Consumer Products	4.6%
Technology	4.4%
Non-Agency Residential Collateralized Mortgage Obligations	4.3%
Building and Development (including Steel/Metals)	3.7%
Pulp & Paper	3.3%
Media	3.1%
Chemical Products	3.0%
Mining	2.9%
Transportation	2.4%
Real Estate	2.3%
Containers and Glass Products	2.3%

Commercial Services	2.3%
Asset Backed Obligations	2.2%
Electronics/Electric	1.9%
Automotive	1.8%
Business Equipment and Services	1.7%
Retailers (other than Food/Drug)	1.6%
Insurance	1.4%
Chemicals/Plastics	1.3%
Aerospace & Defense	1.2%
Environmental Control	1.1%
Beverage and Tobacco	0.9%
Pharmaceuticals	0.9%
US Government and Agency Mortgage Backed Obligations	0.9%
Food Products	0.7%
Industrial Equipment	0.5%
Financial Intermediaries	0.5%
Hotels/Motels/Inns and Casinos	0.4%
Food/Drug Retailers	0.4%
Food Service	0.4%
Diversified Manufacturing	0.3%
Leisure	0.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.2%
Construction	0.0%	~
Other Assets and Liabilities	(40.0)%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	78.7%
Mexico	13.7%
Argentina	11.9%
Brazil	10.0%
Colombia	3.5%
Canada	3.3%
Peru	2.2%
Costa Rica	2.0%
South Africa	1.9%
Dominican Republic	1.7%
Hong Kong	1.4%
India	1.3%
Chile	1.2%
China	1.2%
Luxembourg	0.9%
Indonesia	0.8%
Guatemala	0.8%
Israel	0.7%
Jamaica	0.7%
Ukraine	0.5%
Panama	0.4%
United Kingdom	0.4%
Netherlands	0.4%
Russia	0.3%
Ecuador	0.1%
Switzerland	0.0%	~
Other Assets and Liabilities	(40.0)%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2020.

Þ	Value determined using significant unobservable inputs.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	17

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2020

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

I/O	Interest only security

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

♦	Seven-day yield as of March 31, 2020

*	Non-income producing security

‡

Under the Fund’s Liquidity Agreement, the Lender, through their agent, have been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowings under the line of credit with the Lender (See Note 9).

@

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2020.

BRL	Brazilian Real

~	Represents less than 0.05% of net assets

z	Security, or portion of security, is on loan as of March 31, 2020 pursuant to the Liquidity Agreement (See Note 9).

18	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	(Unaudited) March 31, 2020

ASSETS
Investments in Securities, at Value*	$1,757,112,980
Short Term Investments, at Value*	79,501,914
Interest Receivable	44,118,247
Receivable for Investments Sold	23,461,255
Cash	744,667
Prepaid Expenses and Other Assets	83,198
Total Assets	1,905,022,261

LIABILITIES
Loan Payable (See Note 9)	585,000,000
Payable for Investments Purchased	4,548,054
Investment Advisory Fees Payable	2,020,447
Interest Expense Payable	1,058,739
Administration and Fund Accounting Fees Payable	474,601
Professional Fees Payable	99,687
Trustees Fees Payable (See Note 7)	80,523
Custodian Fees Payable	84,905
Accrued Expenses	59,984
Total Liabilities	593,426,940
Commitments and Contingencies (See Note 2, Note 8 and Note 9)
Net Assets	$1,311,595,321

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$1,019
Additional Paid-in Capital	2,421,632,206
Undistributed (Accumulated) Net Investment Income (Loss)	(7,432,784)
Accumulated Net Realized Gain (Loss) on Investments	(268,909,027)
Net Unrealized Appreciation (Depreciation) on Investments	(833,696,093)
Total Distributable Earnings (Loss) (See Note 5)	(1,110,037,904)
Net Assets	$1,311,595,321

*Identified Cost:
Investments in Securities	$2,590,809,073
Short Term Investments	79,501,914

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	101,851,902
Net Asset Value per Share	$12.88

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	19

Statement of Operations	(Unaudited) For the Period Ended March 31, 2020

INVESTMENT INCOME
Income:
Interest	$112,266,022
Dividends from Unaffiliated Securities	90,342
Total Investment Income	112,356,364

Expenses:
Investment Advisory Fees	13,718,391
Interest Expense	9,659,353
Administration and Fund Accounting Fees	1,030,456
Professional Fees	110,657
Shareholder Reporting Expenses	100,430
Trustees Fees	77,598
Registration Fees	52,699
Custodian Fees	37,259
Insurance Expenses	16,843
Miscellaneous Expenses	15,051
Total Expenses	24,818,737

Net Investment Income (Loss)	87,537,627

REALIZED & UNREALIZED GAIN (LOSS)

Net Realized Gain (Loss) on Investments	(18,826,990)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(620,124,902)
Net Realized and Unrealized Gain (Loss) on Investments	(638,951,892)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(551,414,265)

20	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019

OPERATIONS
Net Investment Income (Loss)	$87,537,627	$179,361,826
Net Realized Gain (Loss) on Investments	(18,826,990)	(99,014,879)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(620,124,902)	(22,863,374)
Net Increase (Decrease) in Net Assets Resulting from Operations	(551,414,265)	57,483,573

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(96,012,075)	(182,575,029)

Total Distributions to Shareholders	(96,012,075)	(182,575,029)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	4,853,765	3,739,274

Total Increase (Decrease) in Net Assets	$(642,572,575)	$(121,352,182)

NET ASSETS
Beginning of Period	$1,954,167,896	$2,075,520,078
End of Period	$1,311,595,321	$1,954,167,896

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	21

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2020

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$(551,414,265)
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(483,936,076)
Proceeds from Disposition of Long Term Investments	868,081,267
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(34,592,824)
Net Amortization (Accretion) of Premiums/Discounts	(3,656,020)
Net Realized (Gain) Loss on Investments	18,826,990
Net Change in Unrealized (Appreciation) Depreciation on Investments	620,124,902
(Increase) Decrease in:
Receivable for Investments Sold	(19,634,112)
Interest Receivable	4,533,655
Prepaid Expenses and Other Assets	(40,725)
Increase (Decrease) in:
Payable for Investments Purchased	(50,534,423)
Interest Expense Payable for Line of Credit	(931,614)
Investment Advisory Fees Payable	(304,258)
Trustee Fees Payable	5,360
Accrued Expenses	(43,245)
Custodian Fees Payable	37,259
Administration and Fund Accounting Fees Payable	95,382
Professional Fees Payable	(127,370)
Net Cash Provided By (Used In) Operating Activities	366,489,883

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Increase in borrowings	60,000,000
Decrease in borrowings	(345,000,000)
Cash Dividends Paid to Common Stockholders	(91,158,310)
Net Cash Provided By (Used In) Financing Activities	(376,158,310)

NET CHANGE IN CASH
Cash at Beginning of Period	10,413,094
Cash at End of Period	$744,667

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$4,853,765
Cash Paid for Interest on Loan Outstanding	$10,590,967

22	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights

	Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Net Asset Value, Beginning of Period	$19.24	$20.47	$21.85	$20.55	$19.80	$23.17

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[1]	0.86	1.77	1.80	1.75	1.71	1.85
Net Gain (Loss) on Investments (Realized and Unrealized)	(6.28)	(1.20)	(1.34)	1.36	0.93	(3.32)
Total from Investment Operations	(5.42)	0.57	0.46	3.11	2.64	(1.47)

Less Distributions:

Distributions from Net Investment Income	(0.94)	(1.80)	(1.82)	(1.81)	(1.89)	(1.90)
Distribution from Return of Capital	—	—	(0.02)	—	— [4]	—

Total Distributions	(0.94)	(1.80)	(1.84)	(1.81)	(1.89)	(1.90)
Net Asset Value, End of Period	$12.88	$19.24	$20.47	$21.85	$20.55	$19.80
Market Price, End of Period	$13.34	$19.92	$20.20	$21.25	$19.15	$17.29
Total Return on Net Asset Value[2]	(29.67)%[6]	2.92%	2.22%	15.83%	14.66%	(6.77)%
Total Return on Market Price[3]	(29.44)%[6]	8.14%	4.06%	21.33%	23.32%	(12.20)%

Supplemental Data:

Net Assets, End of Period (000’s)	$1,311,595	$1,954,168	$2,075,520	$2,214,033	$2,083,218	$2,006,694
Ratios to Average Net Assets:
Expenses, including interest expense	2.58% [5]	3.00%	2.80%	2.38%	2.26%	2.27%
Net Investment Income (Loss)	9.11% [5]	8.91%	8.52%	8.30%	8.97%	8.41%
Portfolio Turnover Rate	19% [6]	40%	35%	47%	35%	51%

[1]	Calculated based on average shares outstanding during the period.
[2]

Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.

[3]

Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.

[4]	Less than $0.005 per share.
[5]	Annualized.
[6]	Not Annualized.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	23

Notes to Financial Statements	(Unaudited) March 31, 2020

1.  Organization

DoubleLine Income Solutions Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund was organized as a Massachusetts business trust on January 10, 2013 and commenced operations on April 26, 2013. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DSL”. The Fund’s primary investment objective is to seek high current income and its secondary objective is to seek capital appreciation.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

24	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2020

Securities may be fair valued by the Adviser (as defined below) in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of March 31, 2020:

Category

Investments in Securities

Level 1

Money Market Funds	$79,501,914

Common Stocks	5,874,724

Total Level 1	85,376,638

Level 2

Foreign Corporate Bonds	791,862,467

US Corporate Bonds	340,162,213

Bank Loans	154,623,975

Collateralized Loan Obligations	148,210,420

Non-Agency Commercial Mortgage Backed Obligations	139,784,040

Asset Backed Obligations	28,343,526

US Government and Agency Mortgage Backed Obligations	11,409,728

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	3,000,000

Non-Agency Residential Collateralized Mortgage Obligations	1,345,095

Total Level 2	1,618,741,464

Level 3

Non-Agency Commercial Mortgage Backed Obligations	70,555,691

Non-Agency Residential Collateralized Mortgage Obligations	55,156,738

Common Stocks	3,793,251

Collateralized Loan Obligations	2,737,722

Foreign Corporate Bonds	253,389

Warrants	1

Total Level 3	132,496,792

Total	$1,836,614,894

See the Schedule of Investments for further disaggregation of investment categories.

Semi-Annual Report	March 31, 2020	25

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2020

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 9/30/2019	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2020	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2020[3]
Investments in Securities
Non-Agency Commercial Mortgage Backed Obligations	$103,197,834	$(1,406,291)	$(26,748,482)	$924,824	$42,700	$(5,454,894)	$—	$—	$70,555,691	$(25,799,046)
Non-Agency Residential Collateralized Mortgage Obligations	60,400,113	—	(5,718,899)	475,524	—	—	—	—	55,156,738	(5,718,899)
Common Stocks	1,500,025	—	(9,914,998)	—	12,208,224	—	—	—	3,793,251	(594,837)
Collateralized Loan Obligations	860,652	—	(519,934)	4,266	62,186	—	2,330,552	—	2,737,722	(513,084)
Foreign Corporate Bonds	253,389	—	—	—	—	—	—	—	253,389	—
Warrants	1	—	—	—	—	—	—	—	1	—
Total	$166,212,014	$(1,406,291)	$(42,902,313)	$1,404,614	$12,313,110	$(5,454,894)	$2,330,552	$—	$132,496,792	$(32,625,866)

[1]	Purchases include all purchases of securities, payups and corporate actions.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2020 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2020	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Commercial Mortgage Backed Obligations	$70,555,691	Market Comparables	Yields	13.04%-35.00% (17.95%)	Increase in yields would have resulted in the decrease in the fair value of the security

Non-Agency Residential Collateralized Mortgage Obligations	$55,156,738	Market Comparables	Market Quotes	$91.58-$92.56 ($91.93)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Common Stocks	$3,793,251	Market Comparables	Market Quotes	$6.00-$17.50 ($9.39)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$2,737,722	Market Comparables	Market Quotes	$38.33-$72.16 ($51.74)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Foreign Corporate Bonds	$253,389	Enterprise Value	EBITDA Multiples	5x-6.5x (5.75x)	Significant changes in the EBITDA multiple would have resulted in direct changes in the fair value of the security

Warrants	$1	Intrinsic Value	Underlying Equity Price	$0.00 ($0.00)	Significant changes in the Underlying Equity Price would have resulted in direct changes in the fair value of the security

+	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

26	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2020

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2020, the Fund had no outstanding unfunded loan commitments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan and as such the likelihood of funding is remote. As of March 31, 2020, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund generally will maintain with its custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments and bridge loans.

H. Contingencies. Between 2011 and 2014, the Commonwealth of Puerto Rico issued certain general obligation bonds, which are currently the subject of litigation. The Fund previously purchased and sold certain of these general obligation bonds and may have some exposure to this litigation. At this time, it is anticipated that a material adverse effect on the Fund as a result of this litigation is remote.”

I. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

Semi-Annual Report	March 31, 2020	27

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2020

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). For purposes of calculating total managed assets, the liquidation preference of any preferred shares outstanding shall not be considered a liability. DAMCO, a wholly owned subsidiary of the Adviser, owned 7,839 shares of the Fund as of March 31, 2020. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the period ended March 31, 2020, purchases and sales of investments, excluding short term investments, were $483,936,076 and $868,081,267, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Period Ended March 31, 2020	Year Ended September 30, 2019

Distributions Paid From:

Ordinary Income	$96,012,075	$182,575,029

Total Distributions Paid	$96,012,075	$182,575,029

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of September 30, 2019, was as follows:

Tax Cost of Investments	$3,047,482,554

Gross Tax Unrealized Appreciation	98,556,691

Gross Tax Unrealized Depreciation	(324,586,112)

Net Tax Unrealized Appreciation (Depreciation)	(226,019,421)

As of September 30, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(226,019,421)

Undistributed Ordinary Income	5,368,635

Total Distributable Earnings	5,368,635

Other Accumulated Gains (Losses)	(241,960,778)

Total Accumulated Earnings (Losses)	(462,611,564)

As of September 30, 2019, $241,923,343 was available as a capital loss carryforward.

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2019, the Fund deferred, on a tax basis, qualified late year losses of $0.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to consent income, market discount, Passive Foreign Investment Companies (PFICs), paydown losses, return of capital and defaulted securities. For the year ended September 30, 2019, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital

$9,898,323	$(9,898,323)	$—

28	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2020

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended March 31, 2020		For the Year Ended September 30, 2019

	Shares	Amount	Shares	Amount

Reinvested Dividends	267,904	$4,853,765	191,327	$3,739,274

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	267,904	$4,853,765	191,327	$3,739,274

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $77,598 from the Fund during the period ended March 31, 2020. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $77,598, which includes $76,027 in current fees (either paid in cash or deferred) and an increase of $1,571 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Credit Facility

The Fund currently maintains a Liquidity Agreement (the “Liquidity Agreement”) with State Street Bank & Trust Company (“SSB”) that allows the Fund to borrow up to $1 billion (maximum facility amount) and includes an agency securities lending arrangement with SSB. As of March 31, 2020, the amount of total outstanding borrowings was $585,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy.

The Fund pledges its assets as collateral to secure obligations under the Liquidity Agreement. The Fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the Liquidity Agreement and generally expects to make these assets available for securities lending transactions. Under the terms of the Liquidity Agreement, the Fund may enter into securities lending transactions initiated by SSB, acting as the Fund’s authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 102% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the Fund, may be used by SSB to fund amounts drawn by the Fund under the Liquidity Agreement. The amount that can be funded through securities lending is limited to 90% of the outstanding borrowings under the Liquidity Agreement. As of March 31, 2020, the fair value of securities on loan is $199,543,353. Any amounts credited against the Liquidity Agreement are considered leverage and would be subject to various limitations in the Liquidity Agreement and the 1940 Act. Upon return to the Fund of loaned securities, the collateral must be returned to the securities lending counterparty, and SSB may either lend other securities of the Fund or may replace such amount through direct loans from SSB. SSB has the option under the Liquidity Agreement to replace amounts lent to the Fund directly by SSB with the proceeds of securities lending transactions, and vice versa, without notice to or consent from the Fund. SSB retains all amounts paid by securities lending counterparties for loaned securities. Borrowers of Fund securities are required to pay the Fund substitute interest, dividends and other distributions paid with respect to any borrowed security. The Fund has the right to call a loan and obtain the securities loaned at any time. In an event of default, any deposits or other sums credited by or due from SSB to the Fund and any collateral in the possession of SSB may be applied to or set off by SSB against the payment of the obligations under the Liquidity Agreement.

Semi-Annual Report	March 31, 2020	29

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2020

In the event of a securities lending counterparty default, SSB has agreed to indemnify the Fund for certain losses that may arise in connection with the default. Although the risk of the loss by the Fund of the securities lent may be mitigated by receiving collateral from the securities lending counterparty and through SSB’s indemnification, the Fund could experience losses on securities loans, a delay in recovering, or an inability to recover, securities on loan, and the Fund could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.70%, subject to certain conditions that may cause that rate of interest to increase. The Fund will also be responsible for paying a non-usage fee of 0.25% of available credit over $150,000,000 that has not been borrowed by the Fund.

The Fund may terminate the Liquidity Agreement with 60 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the Liquidity Agreement could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the Liquidity Agreement.

For the period ended March 31, 2020, the Fund’s activity under the Liquidity Agreement was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Average Interest Rate

$1,000,000,000	$820,191,257	$870,000,000	$9,659,353	2.30%

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•

asset-backed securities investment risk:  The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

collateralized debt obligations risk:  The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

confidential information access risk:  The risk that the intentional or unintentional receipt of material, non-public information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) and other instruments such as repurchase and reverse repurchase agreements entered into by the Fund. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•

credit default swaps risk:  Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

30	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2020

•

credit risk:  Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•

derivatives risk:  The risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the underlying investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

emerging markets risk:  The risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

•

equity issuer risk:  the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

foreign (non-U.S.) investment risk:  The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

foreign currency risk:  The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•

high yield risk:  The risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

interest rate risk:  Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•

inverse floaters and related securities risk:  Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•

investment and market risk:  An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets

Semi-Annual Report	March 31, 2020	31

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2020

may, in response to governmental actions or intervention, economic or market developments, or other external factors, such as those experienced recently in the first calendar quarter of 2020 in response to an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

issuer risk:  The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•

leverage risk:  Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•

LIBOR risk:  The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition away from LIBOR might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR, reduce the effectiveness of new hedges placed against existing LIBOR-based investments, increased costs for certain LIBOR-related instruments or financing transactions and cause prolonged adverse market conditions for the Fund. All of the aforementioned may adversely affect the Fund’s performance or NAV.

•	liquidity risk: The risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; (vi) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•

market discount risk:  The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•

mortgage-backed securities risk:  The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the

32	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2020

security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational risk:  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

restricted securities risk:  The risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

sovereign debt obligations risk:  Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

11.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no additional subsequent events that would need to be disclosed in the Fund’s financial statements.

Semi-Annual Report	March 31, 2020	33

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2020

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Colony Real Estate and Income Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At an in-person meeting in February 2020, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds (the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That approval included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and to DoubleLine Alternatives LP.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2020 meeting with management and at meetings held in preparation for that February 2020 meeting, including portions held outside the presence of management, specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet over the course of the year with investment advisory, compliance, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds and the investment program, performance, and operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including among others Mr. Jeffrey Gundlach, and the strong overall demand for products managed by DoubleLine.

34	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2020

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared each open-end Fund’s net management fee ratio and net total expense ratio (Class I shares) against its Strategic Insight peer group, and each open-end Fund’s performance records (Class I shares) for the one-year, three-year (where applicable) and five-year (where applicable) periods ended December 31, 2019 against its Morningstar category. The Independent Trustees met with Strategic Insight representatives to review Strategic Insight’s selection of peer groups, including the factors Strategic Insight considers in assembling peer groups of funds for the various Funds.

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each open-end Fund, other than DoubleLine Floating Rate Fund (“Floating Rate”), DoubleLine Low Duration Emerging Markets Fixed Income Fund (“Low Duration EMFI”), DoubleLine Global Bond Fund (“Global Bond”), DoubleLine Ultra Short Fund (“Ultra Short”), and DoubleLine Shiller Enhanced International CAPE (“International CAPE”), was in the first or second performance quartile relative to its respective Morningstar category for the longest period ended December 31, 2019 for which comparative performance information was presented by Strategic Insight. The Trustees considered specific factors cited by DoubleLine for any relative underperformance of the open-end Funds, which in most cases resulted from decisions of the Funds’ portfolio management team as to risk management and the overall positioning and strategy of the Funds. In respect of Low Duration EMFI and Ultra Short, the Trustees considered DoubleLine’s explanation that conservative credit and duration positioning contributed significantly to the relative performance of those Funds. In respect of Floating Rate, the Trustees considered DoubleLine’s representation that conservative credit positioning contributed to the relative underperformance of that Fund. The Trustees also considered information Strategic Insight and DoubleLine provided regarding peer group construction issues and differences in investment mandate in their evaluations of the relative performance of Low Duration EMFI, Global Bond and International CAPE.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ expenses and advisory fees, noting that the reports showed that each open-end Fund, other than DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), DoubleLine Multi-Asset Growth Fund (“MAG”), DoubleLine Long Duration Total Return Fund (“Long Duration Total Return”), DoubleLine Strategic Commodity Fund (“Strategic Commodity”), and DoubleLine Infrastructure Income Fund (“Infrastructure Income”), had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that none of the Funds had a net total expense ratio that was in the fourth comparative quartile of its peer group and that EMFI and Infrastructure Income were within four basis points (or less) of its expense group median.

The Trustees considered each open-end Fund’s net management fee ratio relative to its expense peer group and, in respect of those Funds with a net management fee ratio above the median of its peer group, the Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers. In respect of MAG, Long Duration Total Return, Strategic Commodity and Infrastructure Income, each of which had a net management fee that fell in the fourth quartile of its expense peer group, the Trustees considered the long-term relative performance of those Funds and that each had performed in either the first or second quartile of its Morningstar category over the longest-period of performance shown in the Strategic Insight report. The Trustees also considered information provided by DoubleLine that reflected differences in investment mandate, approach or flexibility between each of those Funds and the bulk of their peers generally, as well as DoubleLine’s undertaking to reduce the management fee of Long Duration Total Return to a level that would have been below the median of its expense peer group had it been in effect at the time the comparative information was compiled.

As to the Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee ratio and net total expense ratio were shown in the Strategic Insight Reports to be higher than the median of the Fund’s peer group. The Trustees noted DBL’s favorable relative long-term performance, with its performance ranking in the second quartile of its Morningstar peer group for the five-year period ended December 31, 2019. They also noted its less favorable performance over the three- and one-year periods ended December 31, 2019. The Trustees considered DoubleLine’s explanation for DBL’s recent underperformance, including its greater focus on investment in mortgage-backed securities and its more limited exposure to credit risk than many of its more diversified peers.

As to the Income Solutions Fund (“DSL”), the Trustees noted that, although DSL was shown in the Strategic Insight Reports to have performed in the fourth quartile of its peers over the one-year period ended December 31, 2019, it performed in the first quartile of its Morningstar peer group over the three- and five-year periods ended December 31, 2019. They noted that DSL’s net management fee ratio and net total expense ratio were higher than the median of its peer group, though both were in the third quartile of the peer group. In evaluating the comparative net management fee and net total expense ratio of DSL, the Trustees considered DSL’s favorable relative performance and DoubleLine’s statement that the Fund’s fees reflect the experience and expertise DoubleLine brings to managing the Fund. The Trustees noted that both DBL and DSL had employed leverage for the

Semi-Annual Report	March 31, 2020	35

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2020

period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, including those that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative performance of the Funds, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered DoubleLine’s statement that it is continuing to invest in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds, DoubleLine’s reported profitability and that a number of the open-end Funds had achieved significant size. They noted also that none of the Funds has breakpoints in its advisory fee schedule, though the Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate. In this regard, the Trustees noted also that the information provided by Strategic Insight supported the view that the largest open-end Funds’ net management fees remained fairly priced, with all but two of the open-end Funds with $1 billion in assets under management or more having net management fees below the median of their peer groups. The Trustees noted that, although DoubleLine Total Return Bond Fund and EMFI had net management fees above their median, their net management fees were within 4 and 2 basis points, respectively, of their respective medians. The Trustees further noted that DoubleLine was subsidizing the expenses of a number of other Funds with less scale, with the prospect of recouping those fees at a later date. In evaluating economics of scale more generally, the Trustees also noted DoubleLine’s continued growth and ongoing changes to the regulatory

36	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2020

environment, each of which required DoubleLine to re-invest in its business and infrastructure. On the basis of these factors and others, the Trustees concluded that it was not necessary at the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

With regard to DBL and DSL, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. They noted DoubleLine’s view that the levels of its profitability in respect of DBL and DSL are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and, with respect to a number of Funds, lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Semi-Annual Report	March 31, 2020	37

Statement Regarding the Fund’s Liquidity Risk Management Program	(Unaudited) March 31, 2020

The Fund has adopted a liquidity risk management program. The program’s principal objectives include mitigating the risk that the Fund is unable to meet its redemption obligations timely and supporting the Fund’s compliance with its limits on investments in illiquid assets. Since the program’s inception through the end of the period covered by this report, the program administrator determined that the program supported the Fund’s ability to honor redemption requests timely and the Adviser’s management of the Fund’s liquidity profile. The program includes a number of elements that support the assessment and management of liquidity risk, including the periodic classification and re-classification of the Fund’s investments into groupings based on the Adviser’s view of their liquidity. There can be no assurance that the program will achieve its objectives. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

*     *     *     *     *

38	DoubleLine Income Solutions Fund

Federal Tax Information	(Unaudited) March 31, 2020

For the fiscal year ended September 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2019, was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2019, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal year ended September 30, 2019, was as follows:

Qualified Interest Income	74.93%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	March 31, 2020	39

Additional Information Regarding the Fund’s Investment Activities	(Unaudited) March 31, 2020

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or their related parties. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments. The Fund may invest in pools of loans through CDOs and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Original Issuance, Subordinated Tranche Investments: The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Senior tranche investments in mortgage-backed or asset-backed securities are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Any losses on the underlying assets are first borne by the equity tranches, next by less junior tranches, and finally by the senior tranches. Accordingly, subordinated tranche investments, and especially “first loss” tranches, involve greater risk of loss than more senior tranches. The subordinated tranches the Fund may buy include those rated below investment grade or unrated instruments of similar credit quality. Below investment grade bonds are high yield, high risk bonds, commonly known as junk bonds.

The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche, including investments at original issuance, with orders of one or more other DoubleLine funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees review of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to such transactions on behalf of the Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of the Fund at a later date.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Stapled Securities: The Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

40	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2020

Capital Controls: Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which the Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Semi-Annual Report	March 31, 2020	41

Portfolio Managers	(Unaudited) March 31, 2020

The portfolio managers of the Fund are Jeffrey E. Gundlach (since the Fund’s inception), Luz M. Padilla (since the Fund’s inception) and Robert Cohen (since September 2016).

Information About Proxy Voting

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form N-PORT filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT (and Form N-Q prior to March 31, 2019) is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 21, 2020 for shareholders of record as of the close of business on December 20, 2019 to re-elect John C. Salter, a Class I trustee nominee, for the Fund. The nominee John C. Salter was elected with 81,965,514 affirmative votes and 2,213,104 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari, Raymond B. Woolson and Ronald R. Redell.

42	DoubleLine Income Solutions Fund

Dividend Reinvestment Plan	(Unaudited) March 31, 2020

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

Semi-Annual Report	March 31, 2020	43

Dividend Reinvestment Plan (Cont.)	(Unaudited) March 31, 2020

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free 877-DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Income Solutions Fund on all correspondence.

The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.

44	DoubleLine Income Solutions Fund

Privacy Policy	(Unaudited) March 31, 2020

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

Semi-Annual Report	March 31, 2020	45

Privacy Policy (Cont.)	(Unaudited) March 31, 2020

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change, that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

46	DoubleLine Income Solutions Fund

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-SEMI-DSL

DoubleLine Capital LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11.	Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not directly engage in securities lending activities during the period reported on this Form N-CSR. Refer to Credit Facility footnote in the financial statements for further information.

Item 13.	Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Income Solutions Fund

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 5/27/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 5/27/2020

By (Signature and Title) /s/ Henry V. Chase
Henry V. Chase, Treasurer and Principal Financial
Accounting Officer

Date 5/27/2020

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